EXHIBIT 10.1

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT, dated as of March 30, 2007 (this “Modification Agreement”), of that certain Credit Agreement referenced below is by and among Ventas Realty, Limited Partnership (the “Borrower”), the Guarantors, the undersigned Lenders, and Bank of America, N.A., as administrative agent (the “Administrative Agent”), the Issuing Bank and the Swingline Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

WITNESSETH

WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit and Guaranty Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent;

WHEREAS, the Borrower has requested that the Total Revolving Committed Amount be increased by $100 million from $500 million to $600 million; and

WHEREAS, certain of the Revolving Lenders have agreed to increase their Revolving Commitments pursuant to Section 2.1(d) of the Credit Agreement, as shown on Schedule 1.1 attached hereto, on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Increase in Revolving Commitments. Each of the Revolving Lenders party to this Modification Agreement severally agrees to provide additional Revolving Commitments, if any, under the Credit Agreement as set forth on Schedule 1.1 attached hereto. After giving effect to such additional Revolving Commitments, the Revolving Commitment Percentage of each Lender shall be revised as set forth on Schedule 1.1 attached hereto. Schedule 1.1 to the Credit Agreement is hereby replaced with Schedule 1.1 attached hereto.

2. Increase in LOC Committed Amount. Concurrently with the increase in the Total Revolving Committed Amount pursuant to this Modification Agreement, the LOC Committed Amount is hereby increased proportionately in accordance with Section 2.1(d)(ix) of the Credit Agreement such that the LOC Committed Amount equals $90 million.

3. Power and Authority. Each of the Revolving Lenders party to this Modification Agreement hereby represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Modification Agreement and to consummate the transactions contemplated hereby.

4. Conditions Precedent. This Modification Agreement shall be effective immediately upon the satisfaction in full or waiver by the Administrative Agent and the Revolving Lenders providing additional Revolving Commitments hereunder of the following conditions precedent:

(a) Executed Modification Agreement. The Administrative Agent shall have received executed counterparts of this Modification Agreement, which, when taken together, bear the signatures of the Administrative Agent, the Credit Parties and the Revolving Lenders providing additional Revolving Commitments hereunder.

(b) Secretary’s Certificate. The Administrative Agent shall have received a certificate of the Secretary or Authorized Officer of each Credit Party, dated as of the date hereof, and certifying, respectively, (i) that the Organizational Documents of such Credit Party previously delivered to the Administrative Agent have not been amended, supplemented or otherwise modified and are currently in full force and effect, except as noted therein (in which case a complete copy of such Organizational Documents, including any amendments thereto shall be attached to such certificate), (ii) (A) that attached thereto is a true and complete copy of resolutions adopted by Ventas’ Board of Directors authorizing the increase in the Total Revolving Committed Amount contemplated in this Modification Agreement, the Guaranty of all borrowings under the Credit Agreement (after giving effect to the increase in the Total Revolving Committed Amount and the LOC Committed Amount as evidenced by this Modification Agreement) by Ventas and the other Guarantors and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors, Board of Managers or Board of Trustees, as applicable, of each Guarantor (other than those Guarantors whose resolutions are certified pursuant to clause (A) above), or each entity acting on behalf of such Guarantors, as applicable, authorizing the Guaranty of all borrowings under the Credit Agreement (after giving effect to the increase in the Total Revolving Committed Amount and the LOC Committed Amount as evidenced by this Modification Agreement) by each such Guarantor to which such resolutions respectively relate and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (iii) as to the incumbency and specimen signature of each officer of Ventas and each other Credit Party, or each entity acting on behalf of such Credit Party, executing this Modification Agreement or any other document delivered in connection herewith on behalf of Ventas or on behalf of Ventas, as the Borrower’s general partner, on behalf of the Borrower (such certificate to contain a certification by another officer of Ventas as to the incumbency and signature of the officer signing the certificate referred to in this subsection (b)).

(c) Good Standing Certificates. The Administrative Agent shall have received certificates of good standing or the equivalent for each of the Borrower and Ventas, Inc. from its respective jurisdiction of organization or formation certified as of a recent date by the appropriate Governmental Authority.

(d) Legal Opinions. The Administrative Agent shall have received the written opinions of (i) T. Richard Riney, internal general counsel to the Credit Parties, with respect to the authorization, execution and delivery of this Modification Agreement and (ii) Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP, counsel to the Credit Parties, with respect to enforceability of this Modification Agreement, assuming that the substantive laws of the States of Illinois and New York are identical and certain other matters, each dated as of the date hereof and addressed to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and to Moore & Van Allen PLLC, counsel to the Administrative Agent.

(e) Fees and Expenses. The Borrower shall have paid all upfront and/or arrangement fees, if any, in respect of the new Revolving Commitments so established.

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For purposes of determining compliance with the conditions specified in this Section 4, each of the Revolving Lenders that has signed this Modification Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the effectiveness of this Modification Agreement specifying its objection thereto.

5. Effectiveness of Agreement. Upon effectiveness of this Modification Agreement, all references to the Credit Agreement in each of the Fundamental Documents shall hereafter mean the Credit Agreement as modified by this Modification Agreement. Except as specifically modified or amended hereby or otherwise agreed in writing, the Credit Agreement and the other Fundamental Documents (including, in each case, schedules and exhibits thereto) are hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Representations and Warranties; Defaults. The Credit Parties, jointly and severally, affirm the following:

(a) the execution, delivery and performance of this Modification Agreement have been duly authorized by all necessary action on the part of each such Credit Party;

(b) the representations and warranties set forth in Article IV of the Credit Agreement and the other Fundamental Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

(c) no Default or Event of Default has occurred and is continuing, nor shall any such event occur by reason of entering into this Modification Agreement.

7. Guarantor Acknowledgment. Each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Modification Agreement, (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in Article IX of the Credit Agreement and (c) acknowledges and agrees that the such obligations will include any Obligations with respect to or resulting from the increase in the Total Revolving Committed Amount as provided hereunder.

8. Counterparts. This Modification Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses of Moore & Van Allen, PLLC, arrangement and syndication expenses, but excluding fees for internal counsel) in connection with the preparation, execution and delivery of this Modification Agreement.

10. Prepayment of Loans; Break-Funding Costs. The Borrower shall make such prepayments and adjustments on the Revolving Loans outstanding on the date that the increase in the Revolving Commitments hereunder becomes effective (including payment of any amounts owing under Section 3.5 of the Credit Agreement) as necessary to give effect to the revised Revolving Commitment Percentages and Revolving Commitments pursuant to this Modification Agreement.

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11. Governing Law. This Modification Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Modification Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

GUARANTORS:	VENTAS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS CAPITAL CORPORATION

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS LP REALTY, L.L.C.

	By:	Ventas, Inc., its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

VENTAS TRS, LLC

By:	Ventas Realty, Limited Partnership, its Sole Member
By:	Ventas, Inc., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS HEALTHCARE PROPERTIES, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS MANAGEMENT, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS FRAMINGHAM, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS SUN LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

VENTAS CAL SUN LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS PROVIDENT, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

ELDERTRUST

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ELDER TRUST OPERATING LIMITED PARTNERSHIP

By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET CAPITAL CORP.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

By:	ET Berkshire, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

MODIFICATION AGREEMENT

ET BERKSHIRE, LLC

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

CABOT ALF, L.L.C.
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

CLEVELAND ALF, L.L.C.

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-HERITAGE WOODS, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

MODIFICATION AGREEMENT

ET SUB-HIGHGATE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET GENPAR, L.L.C.

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-LACEY I, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-LEHIGH LIMITED PARTNERSHIP

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

MODIFICATION AGREEMENT

ET LEHIGH, LLC

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-LOPATCONG, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.

By:	ET Pennsburg Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET PENNSBURG FINANCE, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-PHILLIPSBURG I, L.L.C.

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

MODIFICATION AGREEMENT

ET SUB-PLEASANT VIEW, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-RIVERVIEW RIDGE LIMITED PARTNERSHIP, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-SANATOGA LIMITED PARTNERSHIP

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

MODIFICATION AGREEMENT

ET SANATOGA, LLC

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-SMOB, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

VERNON ALF, L.L.C.

By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-WILLOWBROOK LIMITED PARTNERSHIP, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited
Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.

By:	ET Wayne Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

MODIFICATION AGREEMENT

ET WAYNE FINANCE, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET WAYNE FINANCE, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

ET SUB-WOODBRIDGE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Trustee and Secretary

PSLT GP, LLC

By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT OP, L.P.

By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

PSLT-BLC PROPERTIES HOLDINGS, LLC

By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P.

By:	Brookdale Living Communities of California-San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE HOLDINGS, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

BROOKDALE LIVING COMMUNITIES OF INDIANA-OL, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP

By:	Brookdale Holdings, LLC, its General
Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

MODIFICATION AGREEMENT

RIVER OAKS PARTNERS

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS PROPERTIES HOLDINGS, LLC

By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS PROPERTIES I, LLC

By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VSCRE HOLDINGS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

UNITED REHAB REALTY HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC MARTINSBURG REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC ONTARIO REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC MEDINA REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC WASHINGTON TOWNSHIP REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC LEBANON REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

EC HAMILTON PLACE REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC TIMBERLIN PARC REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC HALCYON REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC ALTOONA REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC ALTOONA REALTY GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC ALTOONA REALTY, LP

By:	BCC Altoona Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

BCC READING REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC READING REALTY GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC READING REALTY, LP

By:	BCC Reading Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC BERWICK REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC BERWICK REALTY GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

BCC BERWICK REALTY, LP

By:	BCC Berwick Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY, LP

By:	BCC Lewistown Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC STATE COLLEGE REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

BCC STATE COLLEGE REALTY GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC STATE COLLEGE REALTY, LP

By:	BCC State College Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SOUTH BEAVER REALTY HOLDINGS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC SOUTH BEAVER REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SHIPPENSBURG REALTY HOLDINGS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC SHIPPENSBURG REALTY, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

IPC (AP) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (AP) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ALLISON PARK NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ALLISON PARK NOMINEE, LP

By:	Allison Park Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

IPC (HCN) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (HCN) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

BLOOMSBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BLOOMSBURG NOMINEE, LP

By:	Bloomsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAGAMORE HILLS NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAGAMORE HILLS NOMINEE, LP

By:	Sagamore Hills Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEBANON NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

LEBANON NOMINEE, LP

By:	Lebanon Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAXONBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAXONBURG NOMINEE, LP

By:	Saxonburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LOYALSOCK NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LOYALSOCK NOMINEE, LP

By:	Loyalsock Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

IPC (MT) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (MT) HOLDING, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEWISBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEWISBURG NOMINEE, LP

By:	Lewisburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

HENDERSONVILLE NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

HENDERSONVILLE NOMINEE, LP

By:	Hendersonville Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LIMA NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LIMA NOMINEE, LP

By:	Lima Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

KINGSPORT NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

KINGSPORT NOMINEE, LP

By:	Kingsport Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

XENIA NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

XENIA NOMINEE, LP

By:	Xenia Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

KNOXVILLE NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

KNOXVILLE NOMINEE, LP

By:	Knoxville Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

CHIPPEWA NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

CHIPPEWA NOMINEE, LP

By:	Chippewa Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

DILLSBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

DILLSBURG NOMINEE, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

MODIFICATION AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Charles Graber
	Name:	Charles Graber
	Title:	Vice President

MODIFICATION AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., individually as a Lender, the Swingline Lender and the Issuing Bank

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

MODIFICATION AGREEMENT

CALYON NEW YORK BRANCH

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Priya Vrat
Name:	Priya Vrat
Title:	Director

MODIFICATION AGREEMENT

CITICORP NORTH AMERICA, INC.

By:	/s/ Malav Kakad
Name:	Malav Kakad
Title:	Vice President

MODIFICATION AGREEMENT

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Michael E. O’Brien
Name:	Michael E. O’Brien
Title:	Vice President

MODIFICATION AGREEMENT

UBS LOAN FINANCE LLC

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director
Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director
Banking Products Services, US

MODIFICATION AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

MODIFICATION AGREEMENT

BANK OF MONTREAL

By:	/s/ Aaron Lanski
Name:	Aaron Lanski
Title:	Vice President

MODIFICATION AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Amy L. MacLearie
Name:	Amy L. MacLearie
Title:	Closing Officer

MODIFICATION AGREEMENT

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Brad Feine
Name:	Brad Feine
Title:	Vice President

MODIFICATION AGREEMENT

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory
Morgan Stanley Bank

MODIFICATION AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Executive Director

MODIFICATION AGREEMENT

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Lender	Revolving Commitments before giving effect to Modification Agreement	Revolving Commitment Percentage before giving effect to Modification Agreement	Additional Revolving Commitments added pursuant Modification Agreement	Revolving Commitments after giving effect to Modification Agreement	Revolving Commitment Percentage after giving effect to Modification Agreement
Bank of America, N.A.	$47,000,000.00	9.400000000%	$8,000,000.00	$55,000,000.00	9.166666667%
Calyon New York Branch	$47,000,000.00	9.400000000%	$8,000,000.00	$55,000,000.00	9.166666667%
Citicorp North America, Inc.	$37,000,000.00	7.400000000%	$12,500,000.00	$49,500,000.00	8.250000000%
Merrill Lynch Capital Corporation	$37,000,000.00	7.400000000%	$12,500,000.00	$49,500,000.00	8.250000000%
UBS Loan Finance LLC	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
Deutsche Bank Trust Company Americas	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
Bank of Montreal	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
KeyBank National Association	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
LaSalle Bank National Association	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
Morgan Stanley Bank	$35,000,000.00	7.000000000%	$9,000,000.00	$44,000,000.00	7.333333333%
JPMorgan Chase Bank, N.A.	$25,000,000.00	5.000000000%	$5,000,000.00	$30,000,000.00	5.000000000%
Wachovia Bank, National Association	$25,000,000.00	5.000000000%	$0	$25,000,000.00	4.166666667%
Emigrant Bank	$25,000,000.00	5.000000000%	$0	$25,000,000.00	4.166666667%
AIB Debt Management Limited	$15,000,000.00	3.000000000%	$0	$15,000,000.00	2.500000000%
Allied Irish Banks, plc	$7,000,000.00	1.4000000000%	$0	$7,000,000.00	1.166666667%
Bank of the West	$15,000,000.00	3.000000000%	$0	$15,000,000.00	2.500000000%
State Bank of India, New York Branch	$10,000,000.00	2.000000000%	$0	$10,000,000.00	1.666666667%

Total:	$500,000,000.00	100.0000000000%	$100,000,000.00	$600,000,000.00	100.000000000%